UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 23, 2021

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	WDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 23, 2021, Waddell & Reed Financial, Inc. (the “Company”) held a special meeting of stockholders (the “special meeting”). A definitive merger proxy statement on Schedule 14A with respect to the special meeting was filed with the Securities and Exchange Commission on February 17, 2021. Descriptions of each of the proposals voted upon at the special meeting are contained in the definitive merger proxy statement. On February 5, 2021, the record date for stockholders entitled to notice of, and to vote at, the special meeting, 62,178,244 shares of Class A common stock of the Company were outstanding. The holders of 51,691,938 shares of Class A common stock of the Company were present at the special meeting, either virtually or represented by proxy, constituting a quorum. The results of the stockholder vote are as follows:

Proposal 1:	Vote to adopt the Agreement and Plan of Merger (as amended or supplemented from time to time, the “merger agreement”), dated December 2, 2020, by and among the Company, Macquarie Management Holdings, Inc., a Delaware corporation (“Macquarie”), Merry Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Macquarie (“Merger Sub”), and (solely for limited purposes) Macquarie Financial Holdings Pty Ltd, an Australian proprietary company formed under the laws of the Commonwealth of Australia, pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Macquarie.

The stockholders approved the adoption of the merger agreement as follows:

For	Against	Abstain	Non-Votes
50,896,822	645,515	149,601	0

Proposal 2:	Advisory vote to approve the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger and the other transactions contemplated by the merger agreement.

The stockholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger and the other transactions contemplated by the merger agreement as follows:

For	Against	Abstain	Non-Votes
31,023,728	19,931,586	736,623	0

Proposal 3:	Vote to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement.

The adjournment proposal was rendered moot in light of the approval of Proposal 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: March 23, 2021	By:	/s/ Mark P. Buyle
Senior Vice President, Chief Legal Officer, General
Counsel and Secretary